UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21910
                                                     ---------

                      Claymore Exchange-Traded Fund Trust 2
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
       ------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                    Date of reporting period: August 31, 2008
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

         ANNUAL
         REPORT
August 31, 2008

                        Claymore Exchange-Traded Fund Trust 2

TAN | CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF

EEN | CLAYMORE/ROBECO DEVELOPED INTERNATIONAL EQUITY ETF

CGW | CLAYMORE S&P GLOBAL WATER INDEX ETF


LOGO: Claymore (SM)
                     www.claymore.com
         ... YOUR ROAD TO THE LATEST,
MOST UP-TO-DATE INFORMATION ABOUT THE
CLAYMORE EXCHANGE-TRADED FUND TRUST 2


CONTENTS
--------------------------------------------------

DEAR SHAREHOLDER                                 3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE        6

FUND SUMMARY & PERFORMANCE                      10

OVERVIEW OF FUND EXPENSES                       14

PORTFOLIO OF INVESTMENTS                        15

STATEMENT OF ASSETS AND LIABILITIES             20

STATEMENT OF OPERATIONS                         21

STATEMENT OF CHANGES IN NET ASSETS              22

FINANCIAL HIGHLIGHTS                            23

NOTES TO FINANCIAL STATEMENTS                   26

REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM                              30

SUPPLEMENTAL INFORMATION                        31

BOARD CONSIDERATIONS REGARDING APPROVAL OF
   INVESTMENT ADVISORY AGREEMENT                33

BOARD CONSIDERATIONS REGARDING RE-APPROVAL OF
   INVESTMENT ADVISORY AGREEMENT                34

TRUST INFORMATION                               35

ABOUT THE TRUST MANAGER                 Back Cover




The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o    Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.


2 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2

Dear SHAREHOLDER |


As Adviser, Claymore Advisors, LLC ("Claymore") is pleased to present the annual shareholder report for three of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for their fiscal year ended August 31, 2008.

The three ETFs covered in this report are:

     o    Claymore/MAC Global Solar Energy Index ETF (ticker: "TAN")

     o    Claymore/Robeco Developed International Equity ETF (ticker: "EEN")

     o    Claymore S&P Global Water Index ETF (ticker: "CGW")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore is committed to providing investors with innovative index-strategy-driven investment solutions. We currently offer ETFs with a wide range of domestic and global themes. Claymore has partnered with a diverse group of index providers to create what we believe to be some of the most distinctive ETFs currently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet investment goals over various market cycles.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 6.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2


                                             Annual Report | August 31, 2008 | 3

Claymore Exchange-Traded Fund Trust 2

Economic and Market OVERVIEW |


The 12-month period from August 31, 2007, through August 31, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the final months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire U.S. economy and significant impact on economies throughout the world.

As 2008 progressed, financial markets became extremely risk-averse, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market. Dramatic and widely publicized failures of several prominent financial firms in late summer of 2008 added to the general malaise.

Although official reports indicate that real GDP (gross domestic product, a broad measure of overall economic activity) continued to advance in each of the last four quarters, growth has been below its long-term potential in recent months. The labor market has weakened markedly, and consumer spending has slowed, as falling house prices, rising energy prices, and tight credit conditions have damaged consumer sentiment and spending power.

A major source of growth in the U.S. economy has been net exports, which have been buoyed by the weakening dollar and resilient growth abroad. However, the broadly-based tightening of credit conditions, the surge in energy prices, and the slowdown in U.S. import demand are affecting economies around the world. A deteriorating growth outlook abroad, especially in Europe, dampens prospects for continued export growth. Many economists are now forecasting that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. The return of the Standard & Poor's 500 Index ("S&P 500"), a widely used measure of the U.S. stock market, was -11.14% for the 12 months ended August 31, 2008. Small-cap stocks generally performed better than large-cap stocks, and growth stocks performed better than value stocks. Six of the 10 sectors within the S&P 500 had negative returns; only the energy, consumer staples, materials and utilities sectors posted positive returns. The weakest sector was financials, which was down more than 30% for the 12-month period.

Performance of equity markets around the world varied, but nearly all were down. Return of the MSCI World Index, a float-adjusted capitalization-weighted index, created by Morgan Stanley Capital International to measure equity market performance throughout the world, was -11.53% for the 12 months ended August 31, 2008. Return of the MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East) Index, which is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin, was -13.90% for the same period. Returns of both of these indices are quoted in dollars. Most European markets were down, as reflected by the -14.45% return of the MSCI Europe Index in U.S. dollars;


4 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | ECONOMIC AND MARKET OVERVIEW continued


return of this index in euros was -20.32%. One of the few exceptions among major markets to the downward trend was Brazil, which returned 23.05% in U.S. dollars and 2.46% in local currency. The previously robust market in China, as measured by the MSCI China index, returned -27.52% in local currency and -20.03% in U.S. dollars.

The major theme in the bond market over the past year has been that bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, have outperformed lower-rated bonds. The return of the Lehman U.S. Treasury Index, which measures performance of U.S. Treasury bonds, was 8.65% for the 12 months ended August 31, 2008, compared with a return of 5.86% for the Lehman U.S. Aggregate Bond Index, which measures performance of the overall bond market.1 Credit spreads (the difference between Treasury securities and bonds that carry credit risk) have been at or near historically wide levels through most of the period, and bonds with below investment grade credit ratings generally performed poorly, as investors shied away from risk.

Post August 31, 2008, challenging times continued as the major U.S. and global equity market benchmarks posted sharp declines. Since the end of the reporting period through October 15, the Dow Jones Industrial Average lost 29.0%, the S&P 500 Index declined by 25.5% and the Nasdaq Composite shed 31.2%. Globally, the MSCI World Index declined 23.8% while the MSCI EAFE lost 24.2%.

Prompting the weakness was a sequence of events that resulted in unprecedented levels of volatility. In fact, the Chicago Board of Options Exchanged Volatility Index (VIX), generally used as a gauge of fear and uncertainty in the market place, reached levels never seen before peaking at 69.95 on 10/10/08. The markets appeared to have lost confidence in the financial system after a significant series of events which included: The government rescue of mortgage entities Fannie Mae and Freddie Mac, the failure of investment bank Lehman Brothers, the merger of Merrill Lynch with Bank of America, the government bailout of American International Group, and the passage of a $700 billion financial rescue package designed to help rid financial institutions of "toxic"debt carried on their books. So while the recent turmoil in the market place has been unsettling, the effort to restore faith in the credit and financial markets continues.


------------------
1 The Lehman U.S. Treasury Index and the Lehman U.S. Aggregate Bond Index are benchmark indices created and calculated by a subsidiary of Lehman Brothers Holdings Inc., which filed for bankruptcy protection in September 2008. These are benchmark indices that are not affected by credit issues related to Lehman Brothers.

On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays is committed to maintaining the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools, including Lehman Brothers' POINT(R) system.



                                             Annual Report | August 31, 2008 | 5

Claymore Exchange-Traded Fund Trust 2

Management Discussion of FUND PERFORMANCE |


TAN | Claymore/MAC Global Solar Energy Index ETF


--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MAC Global Solar Energy Index (the "Global Solar Energy Index" or the "Index").

The Index is currently comprised of approximately 25 stocks selected based on the relative importance of solar power within the company's business model, as determined by MAC Indexing LLC ("MAC" or the "Index Provider"). As of August 31, 2008, the market capitalizations of securities included in the Index range from approximately $450 million to $23 billion, with an average market capitalization of approximately $7.1 billion. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users, companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers, companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts ("ADRs") and global depositary receipts ("GDRs"), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund will normally invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses an abbreviated annual fiscal period from the Fund's inception date of April 15, 2008, through August 31, 2008.

On a market price basis, the Fund generated a total return of 4.58%, representing a change in market price to $26.28 on August 31, 2008, from $25.13 at inception. On an NAV basis, the Fund generated a total return of 4.30%, representing a change in NAV to $26.21 on August 31, 2008, from $25.13 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Global Solar Energy Index returned 4.19% and the MSCI World Index returned -7.46% for the same period. The MSCI World Index is an unmanaged capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the period from the Fund's inception date through August 31, 2008, the industrials sector made the strongest positive contribution to return; the utilities sector was the greatest detractor.

Holdings that contributed strongly to performance include Energy Conversion Devices, Inc. (4.5% of total investments), which manufactures and sells photovoltaic products known as solar laminates, and LDK Solar Co. Ltd. (ADR) (6.7% of total investments), a manufacturer of multicrystalline solar wafers based in China. Positions that detracted from performance include Solaria Energia y Medio Ambiente S.A. (1.5% of total investments), a Spanish manufacturer of photovoltaic panels and thermal solar panels, and MEMC Electronic Materials, Inc. (4.7% of total investments), which designs and manufactures silicon wafers.


6 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

EEN | Claymore/Robeco Developed International Equity ETF


--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ROBECO DEVELOPED INTERNATIONAL EQUITY ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robeco Developed International Equity Index (the "Robeco Developed International Equity Index" or "Index").

Index constituents are selected from a universe of equities listed on international developed market exchanges. "Developed markets" are countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges, as defined by Robeco Investment Management, Inc. ("Robeco" or the "Index Provider").

The Index is comprised of, at any given time, between 100-200 stocks, selected based on liquidity, ease of trading, valuation and momentum measures and other criteria. The stocks included in the Index are selected and weighted using a proprietary methodology developed by Robeco. The Fund will normally invest at least 90% of its total assets in equities that comprise the Index and in American depositary receipts ("ADRs") based on the securities in the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007 through August 31, 2008.

On a market price basis, the Fund generated a total return of -17.12%, representing a change in market price to $20.25 on August 31, 2008, from $25.35 on August 31, 2007. On an NAV basis, the Fund generated a total return of -16.03%, representing a change in NAV to $20.48 on August 31, 2008, from $25.29 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Robeco Developed International Equity Index returned -15.28% and the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") returned -14.41% for the same period. The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.9150 per share on December 31, 2007, to shareholders of record on December 28, 2007.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2008, only the utilities sector made a positive contribution to return; the financials and materials sectors were the greatest detractors. Holdings that made positive contributions to performance include German automobile manufacturer Volkswagen AG (1.1% of total investments); Japanese electronics producer Matsushita Electric Industrial Co. Ltd. (1.0% of total investments); and Hongkong Electric Holdings, (0.7% of total investments), a leading utility company in Hong Kong. Positions that detracted from performance include Italian automobile manufacturer Fiat SpA (0.8% of total investments); and Vodafone Group PLC, (1.9% of total investments), which provides voice and data communication services.





                                             Annual Report | August 31, 2008 | 7

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CGW | Claymore S&P Global Water Index ETF


--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE S&P GLOBAL WATER INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Water Index (the "Water Index" or "Index").

The S&P Global Water Index is comprised of approximately 50 stocks selected based on the relative importance of the global water industry within the company's business model from a universe of companies listed on global developed market exchanges. The Index is designed to have a balanced representation from different segments of the water industry consisting of the following two clusters: 25 water utilities and infrastructure companies (water supply, water utilities, waste water treatment, water, sewer and pipeline construction, water purification, water well drilling, and water testing) and 25 water equipment and materials companies (water treatment chemicals, water treatment appliances, pumps and pumping equipment, fluid power pumps and motors, plumbing equipment, totalizing fluid meters and counting devices) based upon Standard & Poor's Capital IQ ("CIQ") industry classification. Standard & Poor's ("S&P"), the Fund's index provider, generally defines "developed markets" as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Capitalizations range from $250 million to $90 billion including small-, mid-, and large-capitalization stocks as defined by S&P. The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -6.38%, representing a change in market price to $23.43 on August 31, 2008, from $25.13 on August 31, 2007. On an NAV basis, the Fund generated a total return of -6.20%, representing a change in NAV to $23.22 on August 31, 2008, from $24.86 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the S&P Global Water Index returned -4.97% and the Morgan Stanley Capital International World Index (the "MSCI World Index") returned -11.94% for the same period. The MSCI World Index is an unmanaged capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.

The difference between the Fund's return and the return of the S&P Global Water Index is greater than would normally be expected because the Fund is subject to withholding tax on foreign dividends, but the S&P Global Water Index does not reflect this tax.

The Fund made an annual distribution of $0.1080 per share on December 31, 2007, to shareholders of record on December 28, 2007.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

The Fund's holdings are concentrated in the industrials and utilities sectors, in which more than 80% of total investments are categorized. Both of these sectors detracted from return for the 12-month period ended August 31, 2008; the financials, consumer services, telecommunications and health care sectors made modestly positive contributions to return.

Holdings that contributed strongly to performance include SUEZ SA (not held in portfolio at period end), a French company whose two main lines of business are energy and environment; Itron, Inc. (5.1% of total investments at period end), which provides products and services to utilities for the energy and water markets throughout the world; and Valmont Industries Inc. (4.1% of total investments at period end), a global producer of mechanized irrigation systems and fabricated metal products.

Positions that detracted from performance include Veolia Environnement S.A.(7.9% of total investments at period end), a French environmental services company; Ciba Holding AG (2.4% of total investments at period end), a Swiss specialty chemicals company; and Uponor Oyj (1.6% of total investments at period end), an international supplier of plumbing and heating systems based in Finland.



8 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the Funds will achieve their investment objectives.

An investment in the Funds is subject to certain risks and other considerations that include, but are not limited to:

INVESTMENT RISK. This includes the risk of the possible loss of the entire principal amount that you invest.

EQUITY RISK. This includes the risk that the value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

FOREIGN INVESTMENT RISK. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Funds are not "actively" managed. Therefore, the Funds won't necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

NON-CORRELATION RISK. The Funds' returns may not match the returns of the indices. For example, the Funds incur operating expenses not applicable to the indices, and incur costs in buying and selling securities, especially when rebalancing the Funds' holdings to reflect changes in the composition of the indices.

ISSUER-SPECIFIC CHANGES RISK. Investments in non-U.S. issuers may involve unique risks, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers.

NON-DIVERSIFIED FUND RISK. The Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

MICRO-, SMALL- AND MEDIUM-SIZED COMPANY RISK. Investing in securities of micro-, small- and medium-capitalization companies involves greater risk than investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies.

INDUSTRY RISK. While the Funds do not concentrate in any industry, to the extent that the Funds' focus their investments in a particular industry or group of related industries, the NAV of the Funds will be more susceptible to factors affecting that industry or sector.

There can be no assurance that the requirements of the AMEX or NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

THE CLAYMORE S&P GLOBAL WATER INDEX ETF is also subject to risks of concentrating in the water industry. Adverse developments in the water industry may significantly affect the value of the securities held by the Fund. Companies involved in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.


                                             Annual Report | August 31, 2008 | 9

Claymore Exchange-Traded Fund Trust 2

Fund SUMMARY & PERFORMANCE | AS OF AUGUST 31, 2008 (unaudited)

TAN | Claymore/MAC Global Solar Energy Index ETF


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                              $26.28
Net Asset Value                                                          $26.21
Premium/Discount to NAV                                                   0.27%
Net Assets ($000)                                                      $186,583
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 4/15/08)                                             SINCE INCEPTION
--------------------------------------------------------------------------------
Claymore/MAC Global Solar Energy Index ETF
   NAV                                                                    4.30%
   Market                                                                 4.58%
--------------------------------------------------------------------------------
MAC Global Solar Energy Index                                             4.19%
--------------------------------------------------------------------------------
MSCI World Index                                                         -7.46%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value (NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.79% while the Fund's annualized gross operating expense ratio was determined to be 0.93%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
China                                                                     29.5%
United States                                                             28.7%
Germany                                                                   26.1%
Norway                                                                     9.0%
Switzerland                                                                2.7%
Canada                                                                     2.5%
Spain                                                                      1.5%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Industrials                                                               79.4%
Information Technology                                                    20.6%
--------------------------------------------------------------------------------
Total Investments                                                        100.0%
Liabilities in excess of Other Assets                                      0.0%
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
First Solar, Inc.                                                          9.3%
Renewable Energy Corp. ASA                                                 8.9%
Suntech Power Holdings Co. Ltd. - ADR                                      7.0%
LDK Solar Co. Ltd. - ADR                                                   6.7%
Q-Cells AG                                                                 6.1%
Solarworld AG                                                              6.0%
Sunpower Corp. - Class A                                                   5.7%
MEMC Electronic Materials, Inc.                                            4.7%
Energy Conversion Devices, Inc.                                            4.5%
JA Solar Holdings Co. Ltd. - ADR                                           4.3%
--------------------------------------------------------------------------------
Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:


PERFORMANCE OF A $10,000 INVESTMENT
                              Claymore/MACGlobal
                              Solar Energy
                              Index ETF                     MSCI/World Index
4/15/08                       10000                         10000
                              10254.7                       10040.8
                              10712.3                       10267.9
                              10390                         10258.1
                              10489.5                       10361.5
                              10612.8                       10423.4
                              10748.1                       10369.6
                              10624.8                       10380.8
                              10413.8                       10355.1
                              10394                         10443.6
                              10453.6                       10472.1
                              10250.7                       10409.2
                              10338.2                       10416.1
                              10115.4                       10460.5
                              10218.9                       10565.8
                              10059.7                       10566
                              10374                         10618.4
                              10202.9                       10526
                              10382                         10543
                              10405.9                       10454.5
                              10501.4                       10539.7
                              10839.6                       10550.2
                              11309.2                       10583.6
                              11364.9                       10689
                              11647.4                       10772.4
                              11703.1                       10818.6
                              11587.7                       10726.5
                              11615.6                       10635
                              11408.7                       10635.2
                              11563.9                       10519.3
                              11154                         10477.9
                              11165.9                       10496.2
                              10453.6                       10536.1
                              11094.3                       10578.9
                              11285.3                       10517.6
                              11293.3                       10459
                              10990.8                       10417
                              11197.8                       10515.1
                              11054.5                       10378.1
                              10712.3                       10316.8
                              10346.2                       10165.2
                              10338.2                       10061.7
                              10326.3                       10017.8
                              10620.8                       10091.9
                              11154                         10152.4
                              11412.7                       10170.9
                              11301.2                       10093.3
                              11440.5                       10040.8
                              11126.1                       9903.47
                              11265.4                       9856.56
                              11173.9                       9827.81
                              11277.4                       9888.99
                              10748.1                       9730.23
                              10390                         9679.84
                              10298.5                       9710.26
                              9745.32                       9633.84
                              9192.2                        9517.47
                              9196.18                       9477.45
                              9434.94                       9434.78
                              9255.87                       9425.8
                              9200.16                       9415.64
                              9255.87                       9404.44
                              9271.79                       9322.94
                              9478.71                       9299.76
                              9303.62                       9163.9
                              9665.74                       9248.25
                              9673.7                        9402.07
                              9554.32                       9408.33
                              9812.97                       9469.16
                              9490.65                       9515.24
                              9454.83                       9578.23
                              8869.88                       9441.74
                              8941.5                        9400.96
                              8873.86                       9309.64
                              9259.85                       9346.74
                              9530.44                       9504.66
                              9462.79                       9458.1
                              9275.77                       9355.65
                              9029.05                       9252.57
                              9064.86                       9378.82
                              9164.35                       9447.66
                              9172.3                        9339.5
                              8985.28                       9355.37
                              8933.55                       9429.7
                              9088.74                       9344.09
                              9156.39                       9243.17
                              9231.99                       9288.62
                              9546.36                       9250.62
                              9494.63                       9192.51
                              9530.44                       9047.04
                              9996.02                       9118.8
                              10123.4                       9146.01
                              10429.8                       9206.22
                              10330.3                       9118.45
                              10075.6                       9092.42
                              10210.9                       9162.02
                              10354.2                       9269.55
                              10429.8                       9254.24
                              10429.8                       9254.24
8/31/08                       10429.8                       9254.24

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the 23 developed market country indices of Europe, Australasia, the Far East, the United States and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.


10 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

EEN | Claymore/Robeco Developed International Equity ETF


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                              $20.25
Net Asset Value                                                          $20.48
Premium/Discount to NAV                                                  -1.12%
Net Assets ($000)                                                        $4,138
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
(INCEPTION 3/1/07)                                  ONE YEAR         ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Robeco Developed
International Equity ETF
   NAV                                               -16.03%             -8.20%
   Market                                            -17.12%             -8.86%
--------------------------------------------------------------------------------
Robeco Developed International
Equity Index                                         -15.28%             -6.99%
--------------------------------------------------------------------------------
MSCI EAFE Index                                      -14.41%             -6.38%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value (NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 3.35%, per the prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.08% while the Fund's annualized gross operating expense ratio was determined to be 4.86%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
Japan                                                                     22.8%
United Kingdom                                                            22.0%
Germany                                                                   10.1%
France                                                                     9.4%
Switzerland                                                                6.6%
Australia                                                                  5.5%
Netherlands                                                                4.5%
Spain                                                                      3.2%
China                                                                      3.0%
Italy                                                                      2.9%
Sweden                                                                     2.7%
Denmark                                                                    1.7%
Norway                                                                     1.4%
Belgium                                                                    1.3%
Singapore                                                                  1.1%
Portugal                                                                   0.8%
Finland                                                                    0.6%
Jersey                                                                     0.2%
Ireland                                                                    0.1%
Austria                                                                    0.1%
--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                25.4%
Consumer Discretionary                                                    12.0%
Industrials                                                               11.9%
Materials                                                                 11.1%
Energy                                                                     9.1%
Health Care                                                                7.7%
Telecommunication Services                                                 6.3%
Consumer Staples                                                           5.5%
Information Technology                                                     5.4%
Utilities                                                                  5.2%
--------------------------------------------------------------------------------
Total Investments                                                         99.6%
Other Assets in excess of Liabilities                                      0.4%
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
BP PLC                                                                     2.3%
Vodafone Group PLC                                                         1.9%
BHP Billiton Ltd.                                                          1.8%
Banco Santander SA                                                         1.7%
Royal Dutch Shell PLC - Class B                                            1.6%
ENI SpA                                                                    1.5%
Sanofi-Aventis SA                                                          1.4%
AstraZeneca PLC                                                            1.4%
GDF Suez                                                                   1.4%
Novartis AG                                                                1.3%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:

PERFORMANCE OF A $10,000 INVESTMENT
                              Claymore/Robeco Developed
                              International Equity ETF      MSCI EAFE Index
3/1/07                        10000                         10000
                              9913.04                       9906.96
                              9888.2                        9872.76
                              9689.44                       9669.12
                              9805.38                       9788.18
                              9879.92                       9852.41
                              10024.8                       9963.7
                              10037.3                       9976.68
                              10082.8                       10017.7
                              10004.1                       9942.54
                              9776.4                        9701.56
                              9950.31                       9869.85
                              9971.01                       9887.15
                              10074.5                       10001.5
                              10120.1                       10078.1
                              10161.5                       10109.2
                              10339.5                       10290.9
                              10352                         10306.1
                              10306.4                       10269.4
                              10285.7                       10255.4
                              10269.2                       10225.5
                              10314.7                       10266
                              10310.6                       10254.9
                              10343.7                       10277.2
                              10430.6                       10375
                              10488.6                       10440.6
                              10517.6                       10467.4
                              10484.5                       10435.2
                              10579.7                       10538.2
                              10571.4                       10531.7
                              10575.6                       10524.9
                              10600.4                       10550.8
                              10737.1                       10684.9
                              10757.8                       10703.4
                              10778.5                       10717.3
                              10666.7                       10657.4
                              10790.9                       10745.1
                              10774.3                       10724.6
                              10741.2                       10686
                              10770.2                       10734.8
                              10761.9                       10722.9
                              10732.9                       10698.8
                              10732.9                       10710.3
                              10679.1                       10657
                              10728.8                       10715.8
                              10732.9                       10723.1
                              10795                         10809.9
                              10869.6                       10887.8
                              10745.3                       10769.3
                              10778.5                       10828.8
                              10687.4                       10733
                              10708.1                       10755.6
                              10724.6                       10770.4
                              10766                         10798.2
                              10728.8                       10762.2
                              10695.7                       10730
                              10728.8                       10785.9
                              10745.3                       10781.6
                              10778.5                       10809.6
                              10848.9                       10898.8
                              10741.2                       10804
                              10703.9                       10775.2
                              10770.2                       10840.9
                              10720.5                       10787.5
                              10840.6                       10898.3
                              10894.4                       10967.7
                              10931.7                       11006.8
                              10894.4                       10992.5
                              10774.3                       10872.6
                              10662.5                       10763
                              10546.6                       10650.7
                              10604.5                       10715.3
                              10538.3                       10650.3
                              10538.3                       10644
                              10641.8                       10773.8
                              10774.3                       10915.7
                              10782.6                       10939.4
                              10774.3                       10922.6
                              10819.9                       10960.7
                              10724.6                       10879.7
                              10699.8                       10848
                              10683.2                       10836.4
                              10658.4                       10801.5
                              10588                         10707
                              10699.8                       10822
                              10757.8                       10911.6
                              10836.4                       10991.3
                              10911                         11057.5
                              10906.8                       11046.4
                              10960.7                       11097.1
                              10997.9                       11150.3
                              10997.9                       11130.8
                              10964.8                       11106.1
                              11043.5                       11181
                              11122.2                       11256.6
                              11155.3                       11271.2
                              11105.6                       11233.7
                              11014.5                       11132.1
                              11122.2                       11233.6
                              11113.9                       11191.5
                              11105.6                       11201.2
                              11010.3                       11116.2
                              10865.4                       10963.4
                              10646                         10735.2
                              10484.5                       10579.9
                              10505.2                       10596
                              10654.2                       10750.9
                              10467.9                       10559.8
                              10530                         10615.3
                              10501                         10590.2
                              10426.5                       10523.7
                              10476.2                       10589.2
                              10612.8                       10784.7
                              10393.4                       10631.1
                              10070.4                       10303.1
                              10256.7                       10423.6
                              10186.3                       10320.6
                              10062.1                       10171.8
                              9772.26                       9862.77
                              9842.65                       9941.37
                              9942.03                       10067.3
                              10004.1                       10125.3
                              10144.9                       10253.2
                              10277.4                       10375.6
                              10335.4                       10428.1
                              10376.8                       10462.6
                              10248.5                       10341.6
                              10248.5                       10330.6
                              10318.8                       10418.8
                              10472                         10582.9
                              10505.2                       10619.4
                              10389.2                       10504.2
                              10455.5                       10558.3
                              10360.2                       10455.5
                              10252.6                       10351.1
                              10393.4                       10502.5
                              10438.9                       10553.1
                              10455.5                       10588
                              10422.4                       10550.8
                              10306.4                       10432.3
                              10327.1                       10466.4
                              10679.1                       10829
                              10728.8                       10896.9
                              10737.1                       10897
                              10737.1                       10919.2
                              10724.6                       10900
                              10782.6                       10942
                              10902.7                       11090.3
                              10960.7                       11149
                              11018.6                       11215
                              11039.3                       11241.8
                              11051.8                       11264.2
                              11031.1                       11246.7
                              11080.8                       11326.7
                              11022.8                       11246.6
                              11097.3                       11326.1
                              11176                         11380.2
                              11316.8                       11502.5
                              11262.9                       11444.2
                              11238.1                       11397
                              11118                         11245.2
                              11147                         11289.5
                              11188.4                       11328.2
                              11068.3                       11225.7
                              10873.7                       11007.2
                              11010.3                       11162.3
                              10989.7                       11114
                              11101.5                       11228.5
                              11254.7                       11391.7
                              11349.9                       11523.4
                              11329.2                       11481.9
                              11428.6                       11587.1
                              11320.9                       11483.9
                              11229.8                       11374.6
                              11105.6                       11263.4
                              11176                         11350.2
                              11176                         11374.4
                              11055.9                       11265.9
                              10902.7                       11129.7
                              10753.6                       10976.5
                              10815.7                       11026.1
                              10944.1                       11179.5
                              10803.3                       11033.1
                              10691.5                       10919.8
                              10530                         10761.3
                              10708.1                       10925.8
                              10484.5                       10708.9
                              10625.3                       10873.4
                              10650.1                       10925.8
                              10592.1                       10898.9
                              10699.8                       11018.8
                              10803.3                       11144.2
                              10861.3                       11206.1
                              10828.2                       11171.6
                              10741.2                       11097.6
                              10824                         11168.6
                              10836.4                       11199.2
                              10948.2                       11291.9
                              10993.8                       11360.2
                              10985.5                       11352.6
                              10964.8                       11327.9
                              10703.9                       11022.2
                              10588                         10900.9
                              10347.8                       10655.1
                              10347.8                       10655.4
                              10294                         10594.4
                              10298.1                       10595.3
                              10447.2                       10740.1
                              10480.3                       10769.8
                              10194.6                       10881.2
                              10219.5                       10920.1
                              10252.6                       10957.2
                              10628.5                       10953.9
                              10637.1                       10953.8
                              10594.1                       10926
                              10418                         10738.8
                              10323.5                       10637.1
                              10344.9                       10679.7
                              10263.3                       10593.9
                              10190.3                       10518.7
                              10151.6                       10468.6
                              10250.4                       10555.2
                              10048.5                       10323.7
                              9790.73                       10056.5
                              9803.62                       10069.8
                              9709.11                       9972.35
                              9215.06                       9423.97
                              9116.25                       9305.04
                              9541.56                       9778.25
                              9657.56                       9912.84
                              9550.16                       9796.25
                              9687.63                       9939.23
                              9593.12                       9866.52
                              9666.15                       9941.96
                              9820.81                       10096.3
                              9868.06                       10156.3
                              9554.45                       9821.07
                              9485.71                       9745.23
                              9279.5                        9552.97
                              9279.5                        9544.15
                              9227.95                       9478.41
                              9498.6                        9746.29
                              9468.53                       9707.8
                              9580.23                       9848.5
                              9490.01                       9755.7
                              9687.63                       9954.95
                              9468.53                       9730.27
                              9653.26                       9911.09
                              9584.52                       9854.33
                              9734.89                       10021.5
                              9837.99                       10158.8
                              9988.35                       10321.6
                              9889.54                       10214.8
                              9773.55                       10084.4
                              9606                          9897.85
                              9541.56                       9812.84
                              9683.33                       9932.18
                              9687.63                       9940.25
                              9507.19                       9767.44
                              9408.39                       9656.74
                              9442.75                       9716.06
                              9648.96                       9940.85
                              9563.04                       9839.78
                              9520.08                       9758.98
                              9262.32                       9465.19
                              9490.01                       9713.86
                              9404.09                       9646.07
                              9262.32                       9500.13
                              9245.13                       9504.4
                              9631.78                       9897.88
                              9717.7                        9968.79
                              9786.44                       10033.8
                              9769.25                       10011.2
                              9752.07                       9978.29
                              9812.22                       10069.7
                              9966.87                       10263.3
                              10005.5                       10297.9
                              10100                         10379.4
                              10151.6                       10448.3
                              10039.9                       10329.7
                              10014.1                       10277.6
                              10009.8                       10257.9
                              9988.35                       10219.9
                              9876.66                       10101.3
                              9872.36                       10130.8
                              10087.2                       10373.2
                              10027                         10332.2
                              10057.1                       10382.6
                              10134.4                       10501.6
                              10091.5                       10460.3
                              10095.8                       10476.4
                              9984.06                       10372.4
                              10082.9                       10494.9
                              10125.8                       10565.5
                              10100                         10511
                              10143                         10519.9
                              10082.9                       10456.5
                              10224.6                       10618
                              10250.4                       10648.3
                              10267.6                       10661.7
                              10259                         10643.5
                              10259                         10656.4
                              10143                         10530.8
                              10194.6                       10595.1
                              10211.8                       10590.9
                              10254.7                       10622.5
                              10319.2                       10706.4
                              10443.7                       10823.9
                              10499.6                       10898.3
                              10418                         10804.6
                              10409.4                       10769.3
                              10396.5                       10768
                              10302                         10669.2
                              10211.8                       10566
                              10186                         10541
                              10216                         10561.6
                              10250.4                       10622.3
                              10203.2                       10585.3
                              10177.4                       10553.6
                              10134.4                       10508.5
                              10125.8                       10494.6
                              10138.7                       10483.6
                              10057.1                       10373.8
                              9829.4                        10132
                              9756.37                       10065.6
                              9661.85                       9968.91
                              9683.33                       9990.99
                              9773.55                       10078.5
                              9837.99                       10141.9
                              9760.66                       10068.4
                              9657.56                       9953.23
                              9580.23                       9871.26
                              9477.12                       9775.9
                              9494.31                       9782.13
                              9528.67                       9826.37
                              9490.01                       9759.54
                              9442.75                       9703.99
                              9507.19                       9753.55
                              9382.61                       9592.09
                              9361.13                       9551.36
                              9288.1                        9509.76
                              9292.39                       9503.74
                              9154.92                       9356.37
                              9292.39                       9512.39
                              9193.58                       9406.17
                              9111.96                       9300.05
                              9124.84                       9317.2
                              9021.74                       9182.85
                              9004.55                       9156.63
                              9189.29                       9374.51
                              9210.77                       9412.83
                              9296.69                       9486.88
                              9300.98                       9499.03
                              9391.2                        9592.09
                              9296.69                       9530.49
                              9206.47                       9430.42
                              9202.17                       9393.7
                              9129.14                       9294.44
                              9258.02                       9422.38
                              9266.61                       9440.51
                              9137.73                       9289.09
                              9047.52                       9197.25
                              9111.96                       9286.25
                              9167.81                       9363.85
                              9094.77                       9294.44
                              8987.37                       9178.28
                              9073.29                       9292.31
                              9008.85                       9219.52
                              8811.23                       9008.6
                              8841.3                        9034.16
                              8751.09                       8959.15
                              8759.68                       8989.4
                              8557.76                       8777.69
                              8596.43                       8821.29
                              8617.91                       8843.38
                              8678.05                       8890.94
                              8673.76                       8896.81
                              8587.84                       8824.96
                              8622.2                        8859.32
                              8703.83                       8955.97
                              8798.34                       9057.95
                              8798.34                       9057.95
8/31/08                       8798.34                       9057.95

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.


                                            Annual Report | August 31, 2008 | 11

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CGW | Claymore S&P Global Water Index ETF


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                              $23.43
Net Asset Value                                                          $23.22
Premium/Discount to NAV                                                   0.90%
Net Assets ($000)                                                      $348,351
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
(INCEPTION 5/14/07)                                ONE YEAR          ANNUALIZED
--------------------------------------------------------------------------------
Claymore S&P Global Water Index ETF
   NAV                                                -6.20%             -4.58%
   Market                                             -6.38%             -3.92%
--------------------------------------------------------------------------------
S&P Global Water Index                                -4.97%             -3.35%
--------------------------------------------------------------------------------
MSCI World Index                                     -11.94%             -9.58%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.83%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
United States                                                             47.2%
United Kingdom                                                            12.1%
Switzerland                                                               10.0%
France                                                                     7.9%
Japan                                                                      7.6%
Italy                                                                      4.2%
Finland                                                                    3.9%
Brazil                                                                     2.9%
China                                                                      1.3%
Singapore                                                                  1.2%
Austria                                                                    0.9%
Canada                                                                     0.4%
Bermuda                                                                    0.2%
Cayman Islands                                                             0.2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Industrials                                                               49.3%
Utilities                                                                 32.3%
Materials                                                                 12.3%
Information Technology                                                     5.0%
Financials                                                                 0.5%
Consumer Discretionary                                                     0.4%
--------------------------------------------------------------------------------
Total Investments                                                         99.8%
Other Assets in excess of Liabilities                                      0.2%
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Veolia Environnement                                                       7.9%
Geberit AG                                                                 7.6%
Danaher Corp.                                                              6.7%
ITT Corp.                                                                  6.5%
Kurita Water Industries Ltd.                                               6.4%
Nalco Holding Co.                                                          5.1%
Itron, Inc.                                                                5.1%
United Utilities Group PLC                                                 4.8%
Pentair, Inc.                                                              4.7%
Valmont Industries, Inc.                                                   4.1%
--------------------------------------------------------------------------------
Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:
PERFORMANCE OF A $10,000 INVESTMENT

                                                 Claymore S&P
                                MSCI World       Global Water
                                Index            Index ETF
5/14/07                         10000            10000
                                10007.1          9943.5
                                10041            9983.86
                                10025.7          9939.47
                                10081.7          9975.79
                                10097.5          10008.1
                                10110.3          10064.6
                                10141.4          10149.3
                                10042.2          10032.3
                                10058.8          10084.8
                                10097.3          10121.1
                                10109.7          10141.2
                                10170.8          10266.3
                                10234.5          10302.7
                                10265.1          10335
                                10234.8          10335
                                10131.2          10205.8
                                9996.97          10048.4
                                9993.08          9963.68
                                10030.8          10012.1
                                9954.63          9927.36
                                10022.2          9947.54
                                10119.3          10092.8
                                10223.4          10205.8
                                10236.4          10222
                                10239            10230
                                10192.1          10230
                                10190.4          10197.7
                                10117.9          10201.8
                                10085.7          10133.2
                                10048            10096.8
                                10046.3          10088.8
                                10103.5          10161.4
                                10140.9          10250.2
                                10236.8          10351.1
                                10294.9          10387.4
                                10302.1          10335
                                10351.9          10367.2
                                10389            10387.4
                                10312.7          10351.1
                                10324            10387.4
                                10459.9          10488.3
                                10523.4          10512.5
                                10514.2          10447.9
                                10501.5          10443.9
                                10449.5          10407.6
                                10523.3          10464.1
                                10456.6          10464.1
                                10488.4          10528.7
                                10349.9          10363.2
                                10296.7          10294.6
                                10069.1          10056.5
                                9902.26          9887.01
                                9960.36          9979.82
                                9986.08          9959.64
                                9900.15          9947.54
                                9955.75          10068.6
                                9825.03          9939.47
                                9876.74          9943.5
                                9935.17          9967.72
                                10113.2          10113
                                9902.59          10056.5
                                9736.46          9830.51
                                9792.72          9802.26
                                9652.5           9652.95
                                9501.74          9439.06
                                9329.81          9326.07
                                9474.11          9289.75
                                9560.11          9426.96
                                9592.29          9463.28
                                9722.08          9588.38
                                9785.99          9632.77
                                9862.62          9741.73
                                9856.42          9761.9
                                9689.83          9644.87
                                9781.44          9778.05
                                9813.82          9891.04
                                9958.45          10032.3
                                10027.8          10004
                                9926.99          9866.83
                                9977.38          9878.93
                                9853.92          9733.66
                                9791.6           9681.19
                                9927.72          9794.19
                                9954.63          9846.65
                                10019.4          9903.15
                                10011.5          9899.11
                                9932.53          9818.4
                                10087.5          9927.36
                                10296.2          10113
                                10304.7          10125.1
                                10335.3          10121.1
                                10334.6          10129.1
                                10323.2          10157.4
                                10373.7          10266.3
                                10478            10391.4
                                10493            10423.7
                                10594.5          10464.1
                                10625.1          10443.9
                                10605            10407.6
                                10600.2          10367.2
                                10706.1          10476.2
                                10660.8          10419.7
                                10740.2          10524.6
                                10767.9          10524.6
                                10812.6          10552.9
                                10801.6          10589.2
                                10754            10540.8
                                10642.1          10447.9
                                10677.6          10516.5
                                10691.7          10552.9
                                10514.8          10387.4
                                10416.1          10258.3
                                10555.2          10395.5
                                10520.3          10383.4
                                10581.1          10443.9
                                10741.2          10504.4
                                10844.6          10609.4
                                10788.8          10601.3
                                10902.4          10613.4
                                10727            10423.7
                                10675.7          10452
                                10583.3          10415.7
                                10697.2          10484.3
                                10576.1          10355.1
                                10504.2          10226
                                10368.4          10177.6
                                10201.2          10048.4
                                10357            10141.2
                                10429.7          10274.4
                                10285            10197.7
                                10245.7          10129.1
                                10083.2          9947.54
                                10171.1          9975.79
                                9974.41          9782.08
                                10112.9          9963.68
                                10049.6          9967.72
                                10086.4          9971.75
                                10276.9          10145.3
                                10352.3          10222
                                10420.4          10254.2
                                10382.1          10213.9
                                10322.4          10177.6
                                10441.7          10274.4
                                10533.2          10379.3
                                10570.8          10435.8
                                10629.4          10468.1
                                10508.7          10367.2
                                10520.5          10371.3
                                10369.1          10189.7
                                10242.2          10084.8
                                10035.6          9915.25
                                10064.3          9923.33
                                10046.2          9943.5
                                10072            9991.93
                                10227.3          10258.3
                                10299.3          10294.6
                                10355.8          10310.7
                                10315            10330.9
                                10340.7          10427.8
                                10305            10362.4
                                10235.1          10342.1
                                10218.4          10402.9
                                10025.3          10220.5
                                9973.49          10135.5
                                9927.59          10030.1
                                9950.14          9977.4
                                9946.12          9985.5
                                9859.19          9807.19
                                9946.18          9884.19
                                9717.86          9681.56
                                9531.35          9523.51
                                9405.72          9458.67
                                9338.38          9369.51
                                8983.04          8927.78
                                9029.07          8879.15
                                9302.11          9142.57
                                9322.75          9284.41
                                9326.97          9260.09
                                9426.89          9381.67
                                9365.49          9328.99
                                9460.98          9426.25
                                9612.87          9624.82
                                9615.64          9661.3
                                9325.26          9328.99
                                9242.16          9324.93
                                9184.65          9162.83
                                9173.64          9154.73
                                9162.69          9158.78
                                9315.23          9333.04
                                9368.92          9414.09
                                9394.64          9495.14
                                9355.86          9389.78
                                9455.44          9482.98
                                9384.88          9397.88
                                9423.72          9478.93
                                9429.13          9511.35
                                9572.44          9689.66
                                9672.82          9774.77
                                9753.81          9908.5
                                9681.79          9876.08
                                9487.69          9742.35
                                9387.12          9568.09
                                9328.42          9519.46
                                9409.48          9580.25
                                9324.66          9539.72
                                9193.16          9373.57
                                9053.28          9199.31
                                9249.74          9389.78
                                9322.29          9543.77
                                9279.42          9580.25
                                9154.05          9462.72
                                8939.38          9312.78
                                9224.22          9523.51
                                9087.44          9296.57
                                9091.99          9179.04
                                9190.72          9260.09
                                9402.68          9511.35
                                9403.14          9515.4
                                9385.47          9576.19
                                9345.7           9466.77
                                9348.54          9511.35
                                9533.13          9677.51
                                9634.7           9738.3
                                9664.51          9807.19
                                9708.37          9884.19
                                9758.42          9839.61
                                9685.15          9786.93
                                9626.06          9681.56
                                9651.85          9713.98
                                9548.9           9596.46
                                9475.76          9551.88
                                9514.47          9572.14
                                9729.6           9799.08
                                9720.3           9750.45
                                9818.31          9823.4
                                9877             9774.77
                                9826.02          9734.24
                                9836.64          9795.03
                                9812.24          9795.03
                                9896.06          9932.82
                                9923.1           10001.7
                                9863.48          9969.29
                                9870.01          9908.5
                                9912.15          9965.24
                                10011.9          9961.19
                                10012.1          9989.55
                                10061.7          9989.55
                                9974.15          9985.5
                                9990.24          9989.55
                                9906.42          9928.77
                                9987.14          10017.9
                                9997.1           10030.1
                                10028.8          10046.3
                                10128.6          10094.9
                                10207.7          10147.6
                                10251.4          10236.8
                                10164.2          10192.2
                                10077.4          10176
                                10077.7          10200.3
                                9967.82          10074.7
                                9928.58          10131.4
                                9945.92          10244.9
                                9983.71          10305.7
                                10024.3          10402.9
                                9966.23          10370.5
                                9910.7           10427.2
                                9870.93          10415.1
                                9963.86          10552.9
                                9834.07          10423.2
                                9775.96          10407
                                9632.26          10228.7
                                9534.25          10058.5
                                9492.64          9916.61
                                9562.88          9993.61
                                9620.19          10009.8
                                9637.73          10017.9
                                9564.13          9928.77
                                9514.4           9961.19
                                9384.28          9790.98
                                9339.83          9726.14
                                9312.59          9588.35
                                9370.56          9661.3
                                9220.13          9491.09
                                9172.38          9515.4
                                9201.2           9551.88
                                9128.79          9462.72
                                9018.52          9247.94
                                8980.6           9207.41
                                8940.17          9170.94
                                8931.66          9170.94
                                8922.03          9150.67
                                8911.41          9073.68
                                8834.19          8943.99
                                8812.22          8943.99
                                8683.49          8834.57
                                8763.42          8992.62
                                8909.17          9199.31
                                8915.11          9300.62
                                8972.75          9523.51
                                9016.41          9616.72
                                9076.09          9649.14
                                8946.76          9491.09
                                8908.12          9515.4
                                8821.59          9385.72
                                8856.74          9357.35
                                9006.38          9474.88
                                8962.26          9397.88
                                8865.18          9320.88
                                8767.51          9211.46
                                8887.14          9389.78
                                8952.37          9491.09
                                8849.88          9527.56
                                8864.92          9608.61
                                8935.35          9718.03
                                8854.24          9628.88
                                8758.61          9543.77
                                8801.67          9600.51
                                8765.66          9555.93
                                8710.59          9531.61
                                8572.76          9369.51
                                8640.75          9349.25
                                8666.54          9381.67
                                8640.42          9361.41
                                8615.76          9300.62
                                8681.71          9320.88
                                8783.6           9430.3
                                8769.09          9410.04
8/31/08                         8769.09          9410.04


This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance of the 23 developed market country indices of Europe, Australasia, the Far East, the United States and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.


12 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

TAN | Claymore/MAC Global Solar Energy Index ETF***

                                           NUMBER OF                 PERCENTAGE
PREMIUM/DISCOUNT RANGE                  TRADING DAYS      OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                  5                      5.15%
Between 1.5% and 2.0%                              3                      3.09%
Between 1.0% and 1.5%                              7                      7.22%
Between 0.5% and 1.0%                             22                     22.68%
Between -0.5% and 0.5%                            49                     50.52%
Between -0.5% and -1.0%                            7                      7.22%
Between -1.0% and -1.5%                            0                      0.00%
Between -1.5% and -2.0%                            1                      1.03%
Less than -2.0%                                    3                      3.09%
--------------------------------------------------------------------------------

EEN | Claymore/Robeco Developed International Equity ETF*

                                           NUMBER OF                 PERCENTAGE
PREMIUM/DISCOUNT RANGE                  TRADING DAYS      OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                  9                      2.37%
Between 1.5% and 2.0%                              8                      2.10%
Between 1.0% and 1.5%                             25                      6.58%
Between 0.5% and 1.0%                             64                     16.84%
Between -0.5% and 0.5%                           202                     53.16%
Between -0.5% and -1.0%                           51                     13.42%
Between -1.0% and -1.5%                           12                      3.16%
Between -1.5% and -2.0%                            7                      1.84%
Less than -2.0%                                    2                      0.53%
--------------------------------------------------------------------------------

*Commenced operations March 1, 2007.
**Commenced operations May 14, 2007.
***Commenced operations April 15, 2008.

CGW | Claymore S&P Global Water Index ETF**

                                           NUMBER OF                 PERCENTAGE
PREMIUM/DISCOUNT RANGE                  TRADING DAYS      OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                  5                      1.52%
Between 1.5% and 2.0%                             10                      3.05%
Between 1.0% and 1.5%                             36                     10.98%
Between 0.5% and 1.0%                            102                     31.10%
Between -0.5% and 0.5%                           161                     49.08%
Between -0.5% and -1.0%                            8                      2.44%
Between -1.0% and -1.5%                            4                      1.22%
Between -1.5% and -2.0%                            2                      0.61%
Less than -2.0%                                    0                      0.00%
--------------------------------------------------------------------------------


                                            Annual Report | August 31, 2008 | 13

Claymore Exchange-Traded Fund Trust 2

Overview of FUND EXPENSES | AS OF AUGUST 31, 2008 (unaudited)


As a shareholder of Claymore/MAC Global Solar Energy Index ETF; Claymore/Robeco Developed International Equity ETF; and Claymore S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended 8/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    ANNUALIZED           EXPENSES
                                              BEGINNING             ENDING             EXPENSE               PAID
                                                ACCOUNT            ACCOUNT       RATIO FOR THE             DURING
                                                  VALUE              VALUE        PERIOD ENDED           PERIOD(1)
------------------------------------------------------------------------------------------------------------------
                                                 3/1/08            8/31/08             8/31/08  3/01/08 - 8/31/08
------------------------------------------------------------------------------------------------------------------
CLAYMORE/ROBECO DEVELOPED INTERNATIONAL EQUITY ETF(3)
   Actual                                    $ 1,000.00         $   900.22               0.70%         $     3.34
   Hypothetical                                1,000.00           1,021.62               0.70%               3.56
   (5% annual return before expenses)
CLAYMORE S&P GLOBAL WATER INDEX ETF(3)
   Actual                                    $ 1,000.00         $   965.88               0.71%         $     3.51
   Hypothetical                                1,000.00           1,021.57               0.71%               3.61
   (5% annual return before expenses)
-----------------------------------------------------------------------------------------------------------------
                                                                                    ANNUALIZED           EXPENSES
                                              BEGINNING             ENDING             EXPENSE               PAID
                                                ACCOUNT            ACCOUNT       RATIO FOR THE             DURING
                                                  VALUE              VALUE        PERIOD ENDED           PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
                                                4/15/08            8/31/08            8/31/08   4/15/08 - 8/31/08
-----------------------------------------------------------------------------------------------------------------
CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF(3)
   Actual                                    $ 1,000.00         $ 1,042.97               0.79%         $     3.06
   Hypothetical                                1,000.00           1,021.17               0.79%               4.01
   (5% annual return before expenses)(4)
-----------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 184/366.

(2) Expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period April 15, 2008 (commencement of operations) to August 31, 2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 139/366.

(3) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

(4) Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period. Assumes all dividends and distributions were reinvested.


14 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2
Portfolio of INVESTMENTS | AUGUST 31, 2008

TAN | Claymore/MAC Global Solar Energy Index ETF




   NUMBER
OF SHARES  DESCRIPTION                                       VALUE
------------------------------------------------------------------
           COMMON STOCK - 100.0%
           CANADA - 2.5%
  144,741  Canadian Solar, Inc. (a)                   $  4,692,502
------------------------------------------------------------------
           CHINA - 29.5%
  368,585  China Sunergy Co. Ltd. - ADR (a)              4,198,183
  450,360  JA Solar Holdings Co. Ltd. - ADR (a)          8,029,919
  244,891  LDK Solar Co. Ltd. - ADR (a)                 12,553,113
  302,640  Solarfun Power Holdings Co. Ltd. - ADR (a)    4,784,738
  273,719  Suntech Power Holdings Co. Ltd. - ADR (a)    13,086,505
  144,125  Trina Solar Ltd. - ADR (a)                    4,712,888
  427,863  Yingli Green Energy Holding Co.
              Ltd. - ADR (a)                             7,705,813
------------------------------------------------------------------
                                                        55,071,159
------------------------------------------------------------------
           GERMANY - 26.1%
   67,619  Centrotherm Photovoltaics AG (a)              4,649,085
  225,207  Conergy AG                                    3,328,875
   42,875  Ersol Solar Energy AG (a)                     6,394,336
   15,561  Manz Automation AG (a)                        3,287,542
  113,006  Q-Cells AG (a)                               11,424,848
   84,085  Roth & Rau AG (a)                             4,363,746
  211,898  Solarworld AG                                11,115,386
   66,815  Solon AG Fuer Solartechnik (a)                4,138,361
------------------------------------------------------------------
                                                        48,702,179
------------------------------------------------------------------
           NORWAY - 9.0%
  535,300  Renewable Energy Corp. ASA (a)               16,676,167
------------------------------------------------------------------
           SPAIN - 1.5%
  417,880  Solaria Energia y Medio Ambiente SA (a)       2,756,205
------------------------------------------------------------------
           SWITZERLAND - 2.7%
   16,990  Meyer Burger Technology AG (a)                5,100,790
------------------------------------------------------------------
           UNITED STATES - 28.7%
  451,476  Emcore Corp. (a)                              2,794,636
  112,687  Energy Conversion Devices, Inc. (a)           8,470,682
  603,536  Evergreen Solar, Inc. (a)                     5,691,344
   62,917  First Solar, Inc. (a)                        17,405,988
  176,813  MEMC Electronic Materials, Inc. (a)           8,679,750
  108,289  Sunpower Corp. - Class A (a)                 10,563,592
------------------------------------------------------------------
                                                        53,605,992
------------------------------------------------------------------
           TOTAL INVESTMENTS - 100.0%
           (Cost $191,686,047)                         186,604,994
           Liabilities in excess of
              Other Assets - (0.0%)                        (22,013)
------------------------------------------------------------------
           NET ASSETS - 100.0%                        $186,582,981
==================================================================
ADR - American Depository Receipt
AG - Stock Corporation
ASA - Stock Corporation
Ltd. - Limited
SA - Corporation

(a) Non-income producing security.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 15

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued

EEN | Claymore/Robeco Developed International Equity ETF

   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           COMMON STOCKS - 98.3%
           AUSTRALIA - 5.5%
    2,061  BHP Billiton Ltd.                          $   73,482
    4,126  BlueScope Steel Ltd.                           32,797
    1,679  Brambles Ltd.                                  11,134
    5,604  CFS Retail Property Trust - REIT               10,425
   13,514  Macquarie Infrastructure Group                 25,488
   39,597  Macquarie Office Trust - REIT                  35,465
       29  Origin Energy Ltd.                                403
      116  Sims Group Ltd.                                 3,437
    7,494  Stockland - REIT                               34,012
----------------------------------------------------------------
                                                         226,643
----------------------------------------------------------------
           AUSTRIA - 0.1%
       45  OMV AG                                          2,899
----------------------------------------------------------------
           BELGIUM - 1.3%
      315  InBev NV                                       21,987
      330  KBC Groep NV                                   31,614
----------------------------------------------------------------
                                                          53,601
----------------------------------------------------------------
           CHINA - 3.0%
   13,500  BOC Hong Kong Holdings Ltd.                    30,270
    1,700  Hang Seng Bank Ltd.                            33,783
    4,500  HongKong Electric Holdings                     28,684
    3,000  Swire Pacific Ltd. - Class A                   30,174
----------------------------------------------------------------
                                                         122,911
----------------------------------------------------------------
           DENMARK - 1.7%
      500  Jyske Bank A/S (a)                             28,082
      300  Novo Nordisk A/S - Class B                     16,968
      800  Sydbank A/S                                    26,177
----------------------------------------------------------------
                                                          71,227
----------------------------------------------------------------
           FINLAND - 0.6%
      167  Fortum OYJ                                      6,894
      140  Nokia OYJ                                       3,520
      691  Outokumpu OYJ - Class A                        16,705
----------------------------------------------------------------
                                                          27,119
----------------------------------------------------------------
           FRANCE - 9.3%
      556  Cap Gemini SA                                  33,111
    1,691  France Telecom SA                              50,128
      964  GDF Suez                                       55,918
      586  Lagardere SCA                                  32,957
      679  Peugeot SA                                     32,509
      154  PPR                                            18,075
      267  Safran SA                                       4,772
      803  Sanofi-Aventis SA                              57,468
      413  Technip SA                                     34,141
      265  Total SA                                       19,135
       28  Valeo SA                                        1,006
    1,217  Vivendi                                        47,373
----------------------------------------------------------------
                                                         386,593
----------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           GERMANY - 9.2%
       70  Adidas AG                                  $    4,128
      841  BASF SE                                        48,759
    1,003  Commerzbank AG                                 29,666
      436  Daimler AG                                     25,612
      495  Deutsche Lufthansa AG                          10,709
      876  Deutsche Telekom AG                            14,586
      766  E.ON AG                                        44,941
      481  Fresenius Medical Care AG & Co. KGaA           25,918
      357  MAN AG                                         35,136
      264  Muenchener Rueckversicherungs AG               41,269
      354  RWE AG                                         38,374
      154  Volkswagen AG                                  46,252
       75  Wacker Chemie AG                               13,884
----------------------------------------------------------------
                                                         379,234
----------------------------------------------------------------
           IRELAND - 0.1%
      159  Kerry Group PLC - Class A                       4,331
----------------------------------------------------------------
           ITALY - 2.9%
       93  Assicurazioni Generali SpA                      3,118
    1,850  ENI SpA                                        60,547
    2,057  Fiat SpA                                       32,071
   17,857  Telecom Italia SpA - RNC                       22,859
----------------------------------------------------------------
                                                         118,595
----------------------------------------------------------------
           JAPAN - 22.7%
      400  Alps Electric Co. Ltd.                          3,667
      800  Astellas Pharma, Inc.                          36,563
        4  Central Japan Railway Co.                      41,907
    3,000  Dainippon Sumitomo Pharma Co. Ltd.             26,842
      300  Fast Retailing Co. Ltd.                        30,767
    5,000  Fujitsu Ltd.                                   35,061
    4,000  Gunma Bank Ltd. (The)                          22,778
      900  Hitachi Chemical Co. Ltd.                      16,586
    4,000  Hitachi Ltd.                                   29,818
        4  Inpex Holdings, Inc.                           43,861
      300  Isetan Mitsukoshi Holdings Ltd.                 3,389
    4,000  Marubeni Corp.                                 25,174
    2,000  Matsushita Electric Industrial Co. Ltd.        41,926
      700  Mitsubishi Corp.                               19,544
    3,000  Mitsui & Co. Ltd.                              51,970
       11  Mizuho Financial Group, Inc.                   47,639
   18,000  Mizuho Trust & Banking Co. Ltd.                26,372
    2,400  Namco Bandai Holdings, Inc.                    29,811
    7,000  NEC Corp.                                      32,896
    1,000  Nikon Corp.                                    32,896
      100  Nintendo Co. Ltd.                              47,731
    2,000  Nippon Sheet Glass Co. Ltd.                    10,412
    8,000  Nippon Steel Corp.                             38,553
        8  Nippon Telegraph & Telephone Corp.             39,954


See notes to financial statements.

16 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued

   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           JAPAN (CONTINUED)
    2,000  Nisshin Steel Co. Ltd.                     $    5,418
        2  NTT Data Corp.                                  8,311
      280  ORIX Corp.                                     34,753
      200  Rohm Co. Ltd.                                  11,647
      200  Sankyo Co. Ltd.                                 9,546
      600  Seiko Epson Corp.                              17,526
      700  Sony Corp.                                     27,349
    2,000  Taisho Pharmaceutical Co. Ltd.                 42,755
    1,800  Toyo Seikan Kaisha Ltd.                        33,073
    1,000  Yamaguchi Financial Group, Inc.                11,629
----------------------------------------------------------------
                                                         938,124
----------------------------------------------------------------
           JERSEY - 0.2%
      784  Atrium European Real Estate Ltd. (a)            8,022
----------------------------------------------------------------
           NETHERLANDS - 4.4%
    3,038  Aegon NV                                       35,983
       66  Akzo Nobel NV                                   4,058
    1,481  European Aeronautic Defence and Space Co. NV   33,426
      249  Heineken Holding NV                            11,111
    1,722  Koninklijke Ahold NV                           21,625
      609  Koninklijke DSM NV                             35,263
    1,298  Koninklijke Philips Electronics NV             42,500
----------------------------------------------------------------
                                                         183,966
----------------------------------------------------------------
           NORWAY - 1.4%
    2,600  DnB NOR ASA                                    30,332
    2,500  Norsk Hydro ASA                                26,808
       20  Yara International ASA                          1,250
----------------------------------------------------------------
                                                          58,390
----------------------------------------------------------------
           PORTUGAL - 0.8%
    3,011  Portugal Telecom SGPS SA                       31,651
----------------------------------------------------------------
           SINGAPORE - 1.1%
    1,000  DBS Group Holdings Ltd.                        12,784
    6,000  Oversea-Chinese Banking Corp.                  34,322
----------------------------------------------------------------
                                                          47,106
----------------------------------------------------------------
           SPAIN - 3.2%
    4,001  Banco Santander SA                             68,565
      499  Criteria Caixacorp SA                           2,549
      236  Gamesa Corp. Tecnologica SA                    11,247
      139  Red Electrica de Espana                         8,251
      959  Telefonica SA                                  23,875
      759  Union Fenosa SA                                19,388
----------------------------------------------------------------
                                                         133,875
----------------------------------------------------------------
           SWEDEN - 2.7%
    1,600  Investor AB - Class B                          33,944
    2,800  Nordea Bank AB                                 37,451
      800  Scania AB - Class B                            11,553

   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
    1,400  Skanska AB - Class B                       $   17,766
      700  Swedbank AB - Class A                          12,398
----------------------------------------------------------------
                                                         113,112
----------------------------------------------------------------
           SWITZERLAND - 6.6%
    1,985  ABB Ltd.                                       49,049
      111  Adecco SA                                       5,245
       41  Baloise Holding AG                              3,528
      977  Novartis AG                                    54,750
      303  Pargesa Holding SA                             31,449
      409  Swatch Group AG (The)                          18,507
      136  Swiss Life Holding AG                          24,888
      149  Syngenta AG                                    40,155
      171  Zurich Financial Services AG                   44,916
----------------------------------------------------------------
                                                         272,487
----------------------------------------------------------------
           UNITED KINGDOM - 21.5%
    1,882  3i Group PLC                                   31,563
      590  Anglo American PLC                             31,552
    2,251  Associated British Foods PLC                   33,113
    1,165  AstraZeneca PLC                                57,224
   10,028  BP PLC                                         96,711
    1,467  British American Tobacco PLC                   49,795
      663  Cadbury PLC                                     7,637
    2,073  Centrica PLC                                   12,374
      712  Home Retail Group PLC                           3,295
    2,693  HSBC Holdings PLC                              42,512
       80  Kazakhmys PLC                                   1,885
      952  Land Securities Group PLC - REIT               23,615
   16,518  Legal & General Group PLC                      30,279
    2,790  Man Group PLC                                  28,955
   18,969  Old Mutual PLC                                 33,768
       46  Pearson PLC                                       570
      808  Reckitt Benckiser Group PLC                    40,956
    4,284  Rolls-Royce Group PLC                          31,079
    1,532  Royal Dutch Shell PLC - Class A                53,678
    1,941  Royal Dutch Shell PLC - Class B                66,982
    5,077  Stagecoach Group PLC                           29,610
    8,980  Tomkins PLC                                    24,364
      892  Unilever PLC                                   24,030
   29,759  Vodafone Group PLC                             76,560
      269  Whitbread PLC - Class C                         5,544
    2,643  WM Morrison Supermarkets PLC                   13,619
      660  Xstrata PLC                                    36,909
----------------------------------------------------------------
                                                         888,179
----------------------------------------------------------------
           TOTAL COMMON STOCKS - 98.3%
           (Cost $4,399,155)                           4,068,065
----------------------------------------------------------------


See notes to financial statements.

                                            Annual Report | August 31, 2008 | 17

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued

   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           PREFERRED STOCK - 0.9%
           GERMANY - 0.9%
      236  Volkswagen AG
           (Cost $19,651)                             $   36,587
----------------------------------------------------------------
           INCOME TRUST - 0.4%
           UNITED KINGDOM - 0.4%
    1,064  Berkeley Group Holdings PLC                    16,515
           (Cost $27,199)
----------------------------------------------------------------
           TOTAL INVESTMENTS - 99.6%
           (Cost $4,446,005)                           4,121,167
           Other Assets in excess of
              Liabilities - 0.4%                          16,529
----------------------------------------------------------------
           NET ASSETS - 100.0%                        $4,137,696
================================================================

AB - Stock Company
AG - Stock Corporation
A/S - Limited Liability Stock Company
ASA - Stock Company
KGaA - Limited Partnership
Ltd. - Limited
NV - Legal Entity
OYJ - Public Traded Company
REIT - Real Estate Investment Trust
RNC - Non-Convertible Savings Shares
PLC - Public Limited Company
SA - Corporation
SCA - Limited Liability Partnership
SE - Stock Corporation
SpA - Limited Share Corporation

(a)      Non-Income Producing Security


See notes to financial statements.

18 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued

CGW | Claymore S&P Global Water Index ETF




   NUMBER
OF SHARES   DESCRIPTION                                      VALUE
------------------------------------------------------------------
            AUSTRIA - 0.9%
    78,749  BWT AG                                    $  2,365,141
    82,091  Christ Water Technology AG (a)                 657,471
------------------------------------------------------------------
                                                         3,022,612
------------------------------------------------------------------
            BERMUDA - 0.2%
 1,933,000  Bio-Treat Technology Ltd.                      280,194
 2,164,000  China Water Affairs Group Ltd. (a)             449,173
------------------------------------------------------------------
                                                           729,367
------------------------------------------------------------------
            BRAZIL - 2.9%
   226,103  Cia de Saneamento Basico do
               Estado de Sao Paulo, ADR                 10,129,414
------------------------------------------------------------------
            CANADA - 0.4%
   128,533  GLV, Inc. - Class A (a)                      1,521,998
------------------------------------------------------------------
            CAYMAN ISLANDS - 0.2%
    28,345  Consolidated Water Co., Inc.                   651,935
------------------------------------------------------------------
            CHINA - 1.3%
12,908,000  Guangdong Investment Ltd. (Hong Kong)        4,415,819
------------------------------------------------------------------
            FINLAND - 3.9%
   620,244  Kemira OYJ                                   7,807,474
   404,995  Uponor OYJ                                   5,604,790
------------------------------------------------------------------
                                                        13,412,264
------------------------------------------------------------------
            FRANCE - 7.8%
   506,659  Veolia Environnement                        27,338,306
------------------------------------------------------------------
            ITALY - 4.2%
   447,635  ACEA SpA                                     7,947,915
 1,969,596  Hera SpA                                     6,669,401
------------------------------------------------------------------
                                                        14,617,316
------------------------------------------------------------------
            JAPAN - 7.6%
   677,000  Kurita Water Industries Ltd.                22,332,735
    73,200  Maezawa Kyuso Industries Co., Ltd.           1,307,179
   392,000  Organo Corp.                                 2,860,760
------------------------------------------------------------------
                                                        26,500,674
------------------------------------------------------------------
            SINGAPORE - 1.2%
 3,301,000  Epure International Ltd.                     1,342,107
 1,193,000  Hyflux Ltd.                                  2,395,701
 2,265,000  Sinomem Technology Ltd.                        608,591
------------------------------------------------------------------
                                                         4,346,399
------------------------------------------------------------------
            SWITZERLAND - 10.0%
   333,352  Ciba Holding AG                              8,261,339
   181,727  Geberit AG                                  26,555,454
------------------------------------------------------------------
                                                        34,816,793
------------------------------------------------------------------
            UNITED KINGDOM - 12.1%
 1,039,104  Northumbrian Water Group PLC                 5,851,654
   704,563  Pennon Group PLC                             7,877,582
   465,274  Severn Trent PLC                            11,575,395
 1,288,182  United Utilities Group PLC                  16,799,486
------------------------------------------------------------------
                                                        42,104,117
------------------------------------------------------------------

    NUMBER
 OF SHARES  DESCRIPTION                                      VALUE
------------------------------------------------------------------
            UNITED STATES - 47.1%
    35,070  American States Water Co.                 $  1,385,616
   274,976  Aqua America, Inc.                           5,029,311
   116,503  Arch Chemicals, Inc.                         4,275,660
    59,412  Badger Meter, Inc.                           2,735,328
   216,480  Calgon Carbon Corp. (a)                      4,617,518
    43,883  California Water Service Group               1,724,163
   284,761  Danaher Corp.                               23,227,955
   195,601  Flow International Corp. (a)                 1,328,131
    99,925  Franklin Electric Co., Inc.                  4,326,753
   351,350  IDEX Corp.                                  13,024,545
   169,553  Itron, Inc. (a)                             17,562,300
   352,384  ITT Corp.                                   22,464,480
    39,600  Layne Christensen Co. (a)                    2,173,248
   466,614  Mueller Water Products, Inc. - Class B       4,843,453
   774,615  Nalco Holding Co.                           17,715,445
   445,516  Pentair, Inc.                               16,372,713
    38,040  Pico Holdings, Inc. (a)                      1,812,226
    35,275  SJW Corp.                                      983,114
   133,110  Valmont Industries, Inc.                    14,208,161
   149,568  Watts Water Technologies, Inc. - Class A     4,252,218
------------------------------------------------------------------
                                                       164,062,338
------------------------------------------------------------------
            TOTAL INVESTMENTS - 99.8%
            (Cost $397,237,109)                        347,669,352
            Other Assets in excess of
               Liabilities - 0.2%                          681,650
------------------------------------------------------------------
            NET ASSETS - 100.0%                       $348,351,002
==================================================================

ADR - American Depositary Receipt
AG - Stock Corporation
OYJ - Public Traded Company
PLC - Public Limited Company
SpA - Limited Share Company

(a) Non-income producing security.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 19

Claymore Exchange-Traded Fund Trust 2
Statement of ASSETS AND LIABILITIES | AUGUST 31, 2008

                                                                                                CLAYMORE/ROBECO
                                                                         CLAYMORE/MAC GLOBAL          DEVELOPED       CLAYMORE S&P
                                                                                SOLAR ENERGY      INTERNATIONAL       GLOBAL WATER
                                                                                   INDEX ETF         EQUITY ETF          INDEX ETF
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value                                          $186,604,994       $ 4,121,167        $347,669,352
   Cash                                                                              537,756                 -             126,903
   Receivables:
      Fund shares sold                                                             2,087,541                 -                   -
      Dividends                                                                        4,258             7,781             676,644
      Investments sold                                                               807,619                 -                   -
      Securities lending income                                                       12,352                 -               9,442
   Due from Adviser                                                                        -           113,414                   -
   Other assets                                                                        3,013            11,224             257,783
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                  190,057,533         4,253,586         348,740,124
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                                         70            20,186              26,373
   Payables:
      Investments purchased                                                        3,276,303                 -                   -
      Administration fee payable                                                       3,894                97               7,199
      Offering costs payable                                                          50,000                 -                   -
   Accrued advisory fees                                                              35,845                 -             142,485
   Accrued expenses                                                                  108,440            95,607             213,065
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                               3,474,552           115,890             389,122
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                      $186,582,981       $ 4,137,696        $348,351,002
==================================================================================================================================
COMPOSITION OF NET ASSETS
   Paid-in capital                                                              $193,141,126       $ 4,882,184        $387,490,093
   Accumulated undistributed net investment income (loss)                            125,763            82,466          11,292,451
   Accumulated net realized gain (loss) on investments and
      currency transactions                                                       (1,601,196)         (502,190)           (835,977)
   Net unrealized appreciation (depreciation) on investments
      and currency translation                                                    (5,082,712)         (324,764)        (49,595,565)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                      $186,582,981       $ 4,137,696        $348,351,002
==================================================================================================================================
   Shares outstanding ($0.01 par value with unlimited amount authorized)           7,120,000           202,000          15,000,000
==================================================================================================================================
   Net Asset Value                                                              $      26.21       $     20.48        $      23.22
==================================================================================================================================
   Investments in securities, at cost                                           $191,686,047       $ 4,446,005        $397,237,109
==================================================================================================================================

See notes to financial statements.

20 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2

Statement of OPERATIONS | FOR THE YEAR ENDED AUGUST 31, 2008

                                                                                                 CLAYMORE/ROBECO
                                                                          CLAYMORE/MAC GLOBAL          DEVELOPED       CLAYMORE S&P
                                                                                 SOLAR ENERGY      INTERNATIONAL       GLOBAL WATER
                                                                                   INDEX ETF*         EQUITY ETF          INDEX ETF
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                                                              $     32,216       $   151,150        $ 15,368,308
   Interest                                                                                -                 -               2,814
   Net securities lending income                                                     478,000                 -             419,500
   Other income                                                                            -                54               4,743
   Foreign taxes withheld                                                             (4,843)          (15,683)           (824,676)
----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                           505,373           135,521          14,970,689
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                      263,899            23,933           1,687,802
   Administration fee                                                                 14,514             1,316              82,512
   Custodian fee                                                                      19,657           105,867              86,169
   Licensing                                                                          70,119             4,786             356,548
   Listing fee and expenses                                                            1,581               620               5,606
   Miscellaneous                                                                       8,190            25,000              31,074
   Offering costs                                                                     50,000            30,957                   -
   Printing expenses                                                                  15,179            12,618             112,625
   Professional fees                                                                  43,001            23,882              89,258
   Registration & filings                                                              7,187                80               4,276
   Trustees' fees and expenses                                                         1,620             3,570               3,545
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                 494,947           232,629           2,459,415
      Advisory fees waived                                                           (75,490)          (23,933)            (87,744)
      Other expenses waived or reimbursed                                                  -          (156,844)                  -
----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                   419,457            51,852           2,371,671
----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                                    85,916            83,669          12,599,018
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                                    (1,601,197)         (496,891)           (698,570)
   In-kind transactions                                                            1,529,606                 -           5,835,446
   Foreign currency transactions                                                     (10,153)           (6,980)           (632,136)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             (81,744)         (503,871)          4,504,740
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
   Investments                                                                    (5,081,053)         (365,407)        (43,587,505)
   Foreign currency translation                                                       (1,659)                6             (23,782)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                        (5,082,712)         (365,401)        (43,611,287)
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                                        (5,164,456)         (869,272)        (39,106,547)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (5,078,540)      $  (785,603)       $(26,507,529)
==================================================================================================================================

* For the period April 15, 2008 (commencement of the Fund's operations), to August 31, 2008.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 21

Claymore Exchange-Traded Fund Trust 2

Statement of CHANGES IN NET ASSETS |

                                          CLAYMORE/MAC GLOBAL SOLAR       CLAYMORE/ROBECO DEVELOPED          CLAYMORE S&P GLOBAL
                                               ENERGY INDEX ETF            INTERNATIONAL EQUITY ETF            WATER INDEX ETF
                                          -------------------------      ----------------------------  -----------------------------
                                                   FOR THE                   FOR THE       FOR THE        FOR THE         FOR THE
                                                 PERIOD ENDED              YEAR ENDED   PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                   AUGUST 31,               AUGUST 31,    AUGUST 31,     AUGUST 31,      AUGUST 31,
                                                    2008***                   2008          2007*           2008           2007**
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)                  $   85,916              $    83,669     $  109,469    $ 12,599,018   $    708,695
   Net realized gain (loss)                         (81,744)                (503,871)       (24,944)      4,504,740        858,338
   Net unrealized appreciation (depreciation)    (5,082,712)                (365,401)        40,637     (43,611,287)    (5,984,278)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                            (5,078,540)                (785,603)       125,162     (26,507,529)    (4,417,245)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                                  -                 (184,830)             -      (1,425,600)             -
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                 204,306,035                        -      9,852,668     170,737,286    282,633,313
   Cost of shares redeemed                      (12,644,514)                       -     (4,919,701)    (47,998,098)   (24,671,125)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital
         share transactions                     191,661,521                        -      4,932,967     122,739,188    257,962,188
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets   186,582,981                 (970,433)     5,058,129      94,806,059    253,544,943
NET ASSETS
   Beginning of period                                    -                5,108,129         50,000     253,544,943              -
------------------------------------------------------------------------------------------------------------------------------------
   End of period                               $186,582,981              $ 4,137,696     $5,108,129    $348,351,002   $253,544,943
====================================================================================================================================
   Undistributed net investment income (loss) at
      end of period                            $    125,763              $    82,466     $  119,839    $ 11,292,451   $    751,169
====================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                                    7,600,000                        -        400,000       6,760,000     11,200,000
   Shares redeemed                                 (480,000)                       -       (200,000)     (1,960,000)    (1,000,000)
   Shares outstanding, beginning of period                -                  202,000          2,000      10,200,000              -
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period              7,120,000                  202,000        202,000      15,000,000     10,200,000
====================================================================================================================================

*    Commencement of investment operations - March 1, 2007
**   Commencement of investment operations - May 14, 2007
***  Commencement of investment operations - April 15, 2008

See notes to financial statements.

22 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2

Financial HIGHLIGHTS |

TAN | Claymore/MAC Global Solar Energy Index ETF

                                                                                                       FOR THE PERIOD
                                                                                                     APRIL 15, 2008**
PER SHARE OPERATING PERFORMANCE                                                                               THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                         AUGUST 31, 2008
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $          25.13
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                                            0.02
   Net realized and unrealized gain (loss) on investments                                                      1.06
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                                         1.08
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                                          -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $          26.21
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                                        $          26.28
=====================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                                                            4.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                              $        186,583
Ratio of net expenses to average net assets*                                                                  0.79%(c)
Ratio of net investment income (loss) to average net assets*                                                  0.16%(c)
Portfolio turnover rate (d)                                                                                      9%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average assets                                                                  0.93%(c)
   Ratio of net investment income (loss) to average net assets                                                0.02%(c)

** Commencement of investment operations and initial listing date on the New York Stock Exchange Arca.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 23

EEN | Claymore/Robeco Developed International Equity ETF

                                                                                                      FOR THE PERIOD
                                                                                   FOR THE YEAR      MARCH 1, 2007**
PER SHARE OPERATING PERFORMANCE                                                           ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                   AUGUST 31, 2008      AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         25.29    $         24.15
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.41               0.28
   Net realized and unrealized gain (loss) on investments                                 (4.30)              0.86
--------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                    (3.89)              1.14
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                            (0.92)                 -
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         20.48    $         25.29
--------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                     $         20.25    $         25.35
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN* (b)
   Net asset value                                                                      -16.03%              4.72%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $         4,138    $         5,108
Ratio of net expenses to average net assets*                                              1.08%              1.32%(c)
Ratio of net investment income (loss) to average net assets*                              1.75%              2.21%(c)
Portfolio turnover rate (d)                                                                105%                55%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average assets                                              4.86%              3.35%(c)
   Ratio of net investment income (loss) to average net assets                           -2.03%              0.18%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

24 | Annual Report | August 31, 2008

CGW | Claymore S&P Global Water Index ETF

                                                                                                       FOR THE PERIOD
                                                                                                       MAY 14, 2007**
PER SHARE OPERATING PERFORMANCE                                              FOR THE YEAR ENDED               THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                   AUGUST 31, 2008       AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         24.86      $        24.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                        0.90                0.10
   Net realized and unrealized gain (loss)                                                (2.43)              (0.02)
----------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                    (1.53)               0.08
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                  (0.11)                  -
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         23.22    $          24.86
----------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                     $         23.43    $          25.13
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN *(b)
   Net asset value                                                                       -6.20%               0.32%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $       348,351       $     253,545
Ratio of net expenses to average net assets*                                              0.70%               0.72%(c)
Ratio of net investment income (loss) to average net assets*                              3.73%               1.41%(c)
Portfolio turnover rate (d)                                                                 38%                  1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                          0.73%               0.83%(c)
   Ratio of net investment income (loss) to average net assets                            3.70%               1.30%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                             Annual Report | August 31, 2008 |25

Claymore Exchange-Traded Fund Trust 2

Notes to FINANCIAL STATEMENTS | AUGUST 31, 2008


Note 1 - ORGANIZATION:

Claymore Exchange-Traded Fund Trust 2 (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 13 portfolios. The following 3 portfolios have an annual reporting period-end on August 31, 2008:

Claymore/MAC Global Solar Energy
  Index ETF                              "MAC Global Solar Energy"
Claymore/Robeco Developed International
  Equity ETF                             "Robeco Developed International Equity"
Claymore S&P Global Water Index ETF      "S&P Global Water"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the American Stock Exchange except MAC Global Solar Energy which is listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                          INDEX
-----------------------------------------------------------------------------------
MAC Global Solar Energy                               MAC Global Solar Energy Index
Robeco Developed International Equity   Robeco Developed International Equity Index
S&P Global Water                                             S&P Global Water Index

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(A) VALUATION OF INVESTMENTS

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised on information received from MLPs after their tax reporting periods conclude.

(C) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(D) DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(E) OFFERING COSTS

For Robeco Developed International Equity and S&P Global Water Index, offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period from each Fund's commencement of operations. For MAC Global Solar Energy, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations, and for this Fund, Claymore Advisors, LLC has agreed to pay all offering costs in excess of 0.25%. Claymore Advisors, LLC has agreed to pay all organizational expenses of each Fund.

(F) SECURITY LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The net securities lending income earned by the Funds is disclosed on the Statement of Operations.


26 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued


Note 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate of 0.50% of each Fund's average daily net assets.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

NET ASSETS                                                                 RATE
--------------------------------------------------------------------------------
First $200,000,000                                                      0.0275%
Next $300,000,000                                                       0.0200%
Next $500,000,000                                                       0.0150%
Over $1,000,000,000                                                     0.0100%

For the period ended August 31, 2008, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                  FUND ADMINISTRATION       FUND ADMINISTRATION
                                              EXPENSE            EXPENSE WAIVED
--------------------------------------------------------------------------------
MAC Global Solar Energy                     $  14,514                $        -
Robeco Developed International Equity       $   1,316                $    1,316
S&P Global Water                            $  82,512                $        -

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs (up to 0.25% of average net assets for MACGlobal Solar Energy), brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.65% expense cap are
(a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended August 31, 2008, the Adviser waived fees and assumed the following fees and expenses:

                                                           OTHER     CUMULATIVE
                                          ADVISORY      EXPENSES    POTENTIALLY
                                              FEES     WAIVED OR    RECOVERABLE
                                            WAIVED    REIMBURSED        EXPENSE
-------------------------------------------------------------------------------
MAC Global Solar Energy                  $  75,490     $       -       $ 75,490
Robeco Developed International Equity    $  23,933     $ 156,844       $281,587
S&P Global Water                         $  87,744     $       -       $141,721

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                                              LICENSOR
----------------------------------------------------------------------------------------------------------
MAC Global Solar Energy                                                                   MAC Indexing LLC
Robeco Developed International Equity                                   Robeco Investment Management, Inc.
S&P Global Water                          Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At August 31, 2008, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, and accumulated earnings/loss, for federal income tax purposes were as follows:

                                                                                          NET TAX                         LONG-TERM
                          COST OF                                      NET TAX         UNREALIZED      UNDISTRIBUTED         GAINS/
                      INVESTMENTS     GROSS TAX      GROSS TAX      UNREALIZED       APPRECIATION   ORDINARY INCOME/   (ACCUMULATED
                          FOR TAX    UNREALIZED     UNREALIZED    APPRECIATION      (DEPRECIATION)    ON(ACCUMULATED      CAPITAL &
                         PURPOSES  APPRECIATION   DEPRECIATION   (DEPRECIATION)  FOREIGN CURRENCY      ORDINARY LOSS)    OTHER LOSS)
------------------------------------------------------------------------------------------------------------------------------------
MAC Global
   Solar Energy      $191,957,208   $13,671,060   $(19,023,274)   $ (5,352,214)        $   (1,659)      $    125,763    $(1,330,035)
Robeco Developed
   International
   Equity            $  4,462,671   $   181,436   $   (522,940)   $   (341,504)        $       74       $     93,053    $  (496,111)
S&P Global Water     $397,850,962   $11,639,755   $(61,821,365)   $(50,181,610)        $  (27,808)      $ 11,334,049    $  (263,722)


                                            Annual Report | August 31, 2008 | 27

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued


DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid by the following Funds during the period ended August 31, 2008 was as follows:

                                         DISTRIBUTIONS PAID FROM ORDINARY INCOME
--------------------------------------------------------------------------------
Robeco Developed International Equity                                   $184,830
S&P Global Water                                                      $1,425,600

At August 31, 2008 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, organization costs, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

                            UNDISTRIBUTED      ACCUMULATED
                           NET INVESTMENT     NET REALIZED
                            INCOME/(LOSS)       GAIN/(LOSS)     PAID IN CAPITAL
--------------------------------------------------------------------------------
MAC Global Solar Energy        $  39,847       $(1,519,452)          $1,479,605
Robeco Developed
   International Equity        $  63,788       $   (43,588)          $  (20,200)
S&P Global Water               $(632,136)      $(5,203,310)          $5,835,446

At August 31, 2008, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                    CAPITAL LOSS
                                                                     EXPIRING IN
                                                                            2016
--------------------------------------------------------------------------------
Robeco Developed International Equity                                    $22,310

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended August 31, 2008, the following Funds incurred and will elect to defer net capital losses as follows:

                                                                   POST-OCTOBER
                                                               FOREIGN CURRENCY
                                          POST-OCTOBER LOSSES      TRANSACTIONS
--------------------------------------------------------------------------------
MAC Global Solar Energy                            $1,330,035         $  10,153
Robeco Developed International Equity              $  473,801         $   6,614
S&P Global Water                                   $  263,722         $ 636,147

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact to the financial statements as of August 31, 2008. There is no tax liability resulting from unrecognized tax expenses relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end August 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expenses will significantly change in twelve months.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2008, open Federal and state income tax years include the tax years ended August 31, 2007 and 2008. The Funds have no examination in progress.

Note 5 - INVESTMENT TRANSACTIONS:

For the period ended August 31, 2008, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                        PURCHASES         SALES
--------------------------------------------------------------------------------
MAC Global Solar Energy                              $ 13,870,969  $ 13,645,933
Robeco Developed International Equity                $  5,042,357  $  5,108,148
S&P Global Water                                     $144,002,979  $128,503,565

For the period ended August 31, 2008, in-kind transactions were as follows:

                                                        PURCHASES         SALES
--------------------------------------------------------------------------------
MAC Global Solar Energy                              $204,112,096   $12,579,494
Robeco Developed International Equity                $          -   $         -
S&P Global Water                                     $170,245,430   $47,584,772

Note 6 - CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 80,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $6,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to


28 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued


enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:

The following funds, which are currently listed on the American Stock Exchange (the "AMEX"), will transfer the listing to the NYSE Arca. The transfer will occur in connection with the proposed NYSE Euronext acquisition of the AMEX and will occur after the close of the acquisition. The AMEX and NYSE Euronext expect the transaction to close in the fourth quarter of 2008 subject to the satisfaction of certain conditions including the approval of the U.S. Securities and Exchange Commission.

FUND TICKER                                                           FUND NAME
--------------------------------------------------------------------------------
EEN                          Claymore/Robeco Developed International Equity ETF
CGW                                         Claymore S&P Global Water Index ETF


                                            Annual Report | August 31, 2008 | 29

Claymore Exchange-Traded Fund Trust 2

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CLAYMORE EXCHANGE-TRADED FUND TRUST 2

We have audited the accompanying statements of assets and liabilities of Claymore S&P Global Water Index ETF, Claymore/MAC Global Solar Energy Index ETF, and Claymore/Robeco Developed International Equity ETF (three of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2) (collectively, the "Funds"), including the portfolio of investments, as of August 31, 2008, and the related statements of operations, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective three funds comprising the Claymore Exchange-Traded Fund Trust 2 at August 31, 2008, and the results of their operations, and the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 22, 2008


30 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

Claymore/MAC Global Solar Energy Index ETF intends to designate $4,843 of foreign tax withholding on foreign source income of $32,284.

Claymore/Robeco Developed International Equity ETF intends to designate $15,178 of foreign tax withholding on foreign source income of $109,781.

Claymore S&P Global Water Index ETF intends to designate $824,676 of foreign tax withholding on foreign source income of $5,809,393.

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders of the following Funds, the following investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                                         QUALIFIED DIVIDEND          DIVIDENDS-
                                                     INCOME  RECEIVED DEDUCTION
--------------------------------------------------------------------------------
Robeco Developed International Equity                  100%                  0%
S&P Global Water                                        89%                 15%


TRUSTEES
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

NAME, ADDRESS*, YEAR      TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    NUMBER OF FUNDS
OF BIRTH AND POSITION(S)  AND LENGTH OF     THE PAST FIVE YEARS AND                         IN FUND COMPLEX***   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes         Since 2006        Private Investor (2001-present). Formerly,         43                None
Year of Birth: 1951                         Senior Vice President & Treasurer, PepsiCo,
Trustee                                     Inc. (1993-1997), President, Pizza Hut
                                            International (1991-1993) and Senior Vice
                                            President, Strategic Planning and New
                                            Business Development (1987-1990) of PepsiCo,
                                            Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2006        Partner of Nyberg & Cassioppi, LLC, a law          46                None
Year of Birth: 1953                         firm specializing in corporate law, estate
Trustee                                     planning and business transactions
                                            (2000-present). Formerly, Executive Vice
                                            President, General Counsel and Corporate
                                            Secretary of Van Kampen Investments
                                            (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2006        Retired. Formerly, Vice President, Manager         43                None
Year of Birth: 1958                         and Portfolio Manager of Nuveen Asset
Trustee                                     Management (1998-1999), Vice President of
                                            Nuveen Investment Advisory Corp.
                                            (1992-1999), Vice President and Manager of
                                            Nuveen Unit Investment Trusts (1991-1999),
                                            and Assistant Vice President and Portfolio
                                            Manager of Nuveen Unit Investment Trusts
                                            (1988-1999), each of John Nuveen & Co., Inc.
                                            (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+         Since 2006        Attorney. Formerly, Senior Managing Director       46                None
Year of Birth: 1965                         and Chief Administrative Officer (2007-2008)
Trustee                                     and General Counsel (2001-2007) of Claymore
                                            Advisors, LLC and Claymore Securities, Inc.;
                                            Assistant General Counsel, John Nuveen and
                                            Co., Inc. (1999-2000). Former Vice President
                                            and Associate General Counsel of Van Kampen
                                            Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+  Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940
   Act) of the Trust as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.


                                            Annual Report | August 31, 2008 | 31

Claymore Exchange-Traded Fund Trust 2 | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND      TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                      Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of Birth: 1955                                            Advisors, LLC and Claymore Securities, Inc. (2008-present). Formerly,
Chief Executive Officer                                        Managing Director of Research, Nuveen Asset Management (2000-2007).

------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                         Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                            Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Accounting Officer,                                      Claymore Group Inc. (2005-2006); Managing Director of Claymore
Chief Financial Officer and Treasurer                          Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of
                                                               Henderson Global Funds and Operations Manager for Henderson Global
                                                               Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint
                                                               Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                               (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                         Since 2008              Senior Managing Director and General Counsel of Claymore Advisors,
Year of Birth: 1959                                            LLC and Claymore Group, Inc. (2007-present). Formerly, Associate
Chief Legal Officer                                            General Counsel and Assistant Corporate Secretary of NYSE Euronext,
                                                               Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                            Since 2006              Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                            (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                       Secretary of Harris Investment Management, Inc. (2003-2006).
                                                               Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                      Since 2006              Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                            (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                      Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III                 Since 2006              Managing Director of Claymore Advisors, LLC (2005-present).
Year of Birth: 1965                                            Formerly, Vice President of Product Management at Northern Trust
Vice President                                                 Global Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                            Since 2006              Managing Director (2006-present), Vice President (2003-2006) of
Year of Birth: 1967                                            Claymore Advisors, LLC. Formerly, Assistant Vice President, First
Vice President                                                 Trust Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*  Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

32 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of
INVESTMENT ADVISORY AGREEMENT | (unaudited)


CLAYMORE EXCHANGE TRADED FUND TRUST 2 (THE "TRUST")

CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on April 10, 2008. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interest of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the persons who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense limitation for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed expense limitation for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of the Fund's average daily net assets of 0.50% for the Fund. The Board also considered that the Investment Adviser had contractually agreed to pay expenses of the Fund to the extent necessary to absorb the annual operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board considered that the Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense limitation that would be in place.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund is newly organized, the Board reviewed the Fund's proposed expense limitation and determined to review economies of scale in the future when the Fund had attracted assets. The Board also noted that the terms of the expense reimbursement agreement that the Investment Adviser had entered into with the Fund allows the Investment Adviser for a period of five years subsequent to the Fund's commencement of operations to recover from the Fund's fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including certain of the recovered expenses falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.


                                            Annual Report | August 31, 2008 | 33

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding
Re-Approval of INVESTMENT ADVISORY AGREEMENT | (unaudited)


On July 23 and August 4, 2008, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees") of the Claymore Exchange-Traded Fund Trust 2 (the "Trust," with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met to consider the renewal of the investment advisory agreement ("Advisory Agreement") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the following Funds:

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
CLAYMORE S&P GLOBAL WATER INDEX ETF
CLAYMORE/ROBECO DEVELOPED INTERNATIONAL EQUITY ETF

As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the profitability from the Advisory Agreement to the Adviser and the compliance policies and procedures adopted by the Adviser.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Advisory Agreement and, accordingly, recommend to the Board the renewal of the Advisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Advisory Agreement. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Advisory Agreement was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board noted that the annual advisory fee was identical (0.50% of average net assets), and that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board noted that the advisory fees were generally within the range of the ETF peer funds. With respect to the Funds' net expense ratios, the Board noted that the net expense ratios were generally at the higher end of the ETF peer funds. The Board noted, however, the Adviser's statement that the net expense ratios for the Funds were expected to decline in the coming year due to the realization of fee concessions that the Adviser had negotiated from certain of the Funds' service providers and for those funds that had been in operation for more than twelve months, that offering costs were no longer being amortized. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreement in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Advisory Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements. The Board noted that the Adviser does not have any soft-dollar arrangements.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Funds.


34 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust 2

Trust INFORMATION |

BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.


OFFICERS

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President


INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, IL

DISTRIBUTOR
Claymore Securities, Inc.
Lisle, IL

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, IL

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, NY

LEGAL COUNSEL
Clifford Chance US LLP
New York, NY

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837 or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.


                                            Annual Report | August 31, 2008 | 35

About the TRUST MANAGER |


CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $17.1 billion in assets as of August 31, 2008. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 OVERVIEW

The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 13 separate exchange-traded "index funds" as of August 31, 2008. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.


CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


        NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


                                                               CETFT-002-AR-0808

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the registrant's fiscal year ended August 31, 2008, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as an exhibit.

    (2) Not applicable.

    (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $124,295 and $78,000 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $18,000 and $18,000 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

         (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

    IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

           (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

    IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

           (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $18,000 and $18,000 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall
C. Barnes.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 7, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 7, 2008

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    November 7, 2008